Exhibit 23.(b)

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference of our report dated December 3,1999 relating to the consolidated financial statements and schedule of Starmet Corporation (the "Company") appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 1999 into the Company's previously filed Registration Statement File No. 33-36812 on Form S-8.


                                                    BDO Seidman, LLP

Boston, Massachusetts
January 10, 2000